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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 24, 2009


                                PVF Capital Corp.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Ohio                       0-24948                  34-1659805
----------------------------    ----------------------      --------------------
(State or Other Jurisdiction    Commission File Number        (I.R.S. Employer
of Incorporation)                                           Identification No.)

               30000 Aurora Road, Solon, Ohio                44139
               -----------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         (b) On November 24, 2009, PVF Capital Corp. (the "Company") entered into a letter agreement with Thomas J. Smith (the "Letter Agreement"), pursuant to which Mr. Smith agreed to be bound by certain terms of the Agreement by and between the Company, Park View Federal Savings Bank (the "Bank"), Richard M. Osborne and Richard M. Osborne Trust, dated September 30, 2008 (the "Standstill Agreement").

         Under the Letter Agreement, Mr. Smith agreed that for until September 30, 2010 (the "Standstill Period"), he and his affiliates or associates will not (and he will not assist or encourage others to), directly or indirectly, in any manner, without prior written approval of the Company's board of directors:

         (i) make, or in any way participate in, alone or in concert with others, any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission promulgated pursuant to
Section 14 of the Exchange Act) or seek to advise or influence in any manner whatsoever any person with respect to the voting of any voting securities of the Company, except pursuant to the Company's publication of its proxy statement;

         (ii) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of the Company;

         (iii) acquire, offer to acquire or agree to acquire, alone or in concert with others, by purchase, exchange or otherwise, (a) any of the assets, tangible and intangible, of the Company or (b) direct or indirect rights, warrants or options to acquire any assets of the Company;

         (iv) otherwise act, alone or in concert with others (except in his expressing views as a director at meetings of the board of directors or a committee of the board of directors of the Company or the Bank), to seek to offer to the Company or any of its stockholders any business combination, tender or exchange offer, restructuring, recapitalization or similar transaction to or with the Company or otherwise seek, alone or in concert with others to control or change the management, board of directors or policies of the Company or nominate any person as a director of the Company or the Bank who is not nominated by the then incumbent directors, or propose any matter to be voted upon by the stockholders of the Company;

         (v) make or cause to be made a proposal for consideration by the stockholders of the Company; or

         (vi) announce an intention to do, or enter into any arrangement or understanding with others to do, any of the actions restricted or prohibited under clauses (i) through (v) above, or publicly announce or disclose any request to be excused from any of the foregoing obligations.

         In addition, during the Standstill Period, Mr. Smith agreed to vote all shares of the Company he beneficially owns in favor of the nominees for election or reelection as director of the Company selected by the Board and otherwise to support such director candidates.

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         Mr. Smith also agreed that during the Standstill Period, he would not disparage the Company or the Bank or any officers or directors, including director nominees of the Company or the Bank.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

         (d) Effective November 24, 2009, Thomas J. Smith was appointed as a director of the Company.

         Mr. Smith was appointed as a director at the request of Richard M. Osborne pursuant to the Standstill Agreement. The Standstill Agreement provides that, subject to any limitation imposed by law or by any regulatory authority having jurisdiction over the Company or the Bank, in the event that any time prior to the scheduled expiration of his initial term as a director, Mr. Osborne is unable to serve as a director, whether because of resignation, removal or otherwise, he is entitled to designate a substitute nominee who is reasonably acceptable to the Company's board of directors, and the Company will appoint the substitute nominee to the board of directors for the remainder of the term, provided the substitute nominee agrees to be bound by certain provisions of the Standstill Agreement. Mr. Osborne, who resigned as a director of the Company and the Bank in January 2009, requested the appointment of Mr. Smith as his designated substitute nominee.

         Thomas J. Smith was appointed vice president and chief financial officer of Energy West, Incorporated ("Energy West") in November 2007. He has been a director of Energy West since December 2003. He also served as Energy West's interim president from August 2007 to November 2007. From 1998 to 2006, he was the president, chief operating officer and a director of John D. Oil and Gas Company, a publicly held oil and gas exploration company in Mentor, Ohio, of which he remains a director. Since 2003, he has been president, treasurer and secretary of Northeast Ohio Natural Gas Corporation, a natural gas distribution company in Mentor, Ohio, and since 2002 he has been president, treasurer and secretary of Orwell Natural Gas Company, a natural gas distribution company in Mentor, Ohio. He is also a director of Corning Natural Gas Corporation, a public utility company in Corning, New York.

         Mr. Smith is an officer and/or a director of certain companies that have loans outstanding with the Bank. All such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                ------------------------------------------------------------
                FISCAL YEAR
                -----------

         (a) Effective November 24, 2009, Article I Section 2 of the Company's Bylaws was amended to increase the number of directors comprising its Board of Directors from eleven to twelve.

               For more information, reference is made to the text of the amendment, a copy of which is attached as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Not applicable.

        (d)     The following exhibits are filed herewith:

                3.2     Amendment to Bylaws of PVF Capital Corp.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PVF CAPITAL CORP.


Dated:  December 1, 2009               By: /s/ Robert J. King, Jr.
                                           -------------------------------------
                                           Robert J. King, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)